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                                                                   EXHIBIT 10.35

                  ASSUMPTION AGREEMENT, dated as of December 19, 2003, made by, Simmons Holdings, Inc , a Delaware corporation (' SIMMONS HOLDCO ), Simmons Company, a Delaware corporation (' PRE-MERGER SIMMONS") and certain subsidiaries of Simmons listed on the signature pages hereto (the "GUARANTORS") in each case in favor of DEUTSCHE BANK AG, NEW YORK BRANCH ("DBNY") as Administrative Agent (in such capacity, the 'ADMINISTRATIVE AGENT") for the banks and other financial institutions or entities (the ' LENDERS") parties to the Credit Agreement and Term Loan Agreement referred to below All capitalized terms not defined herein shall have the meanings given to them in such Credit Agreement and such Term Loan Agreement, as applicable

                               WITNESSETH

                  WHEREAS, THL Bedding Company a Delaware corporation (the 'ACQUISITION COMPANY ) THL-SC Bedding Company, a Delaware corporation ("HOLDINGS") the Lenders, the Administrative Agent, the other Agents, the Swing Line Lender and the Issuing Bank named therein have entered into the Credit Agreement dated as of December 19, 2003 (as amended, supplemented or otherwise modified from time to time, the CREDIT AGREEMENT"),

                  WHEREAS, in connection with the Credit Agreement, Holdings the Acquisition Company, Simmons HoldCo, Pre-Merger Simmons and certain of the Guarantors have entered into the Pledge and Security Agreement (as amended, supplemented or otherwise modified from time to time, the SECURITY AGREEMENT"), in favor of DBNY, as Collateral Agent for the benefit of the Lenders,

                  WHEREAS, Acquisition Company, Holdings, the Lenders, the Administrative Agent, and the other Agents named therein have entered into the Senior Unsecured Term Loan and Guaranty Agreement dated as of December 19, 2003 (as amended, supplemented or otherwise modified from time to time the "TERM LOAN AGREEMENT"),

                  WHEREAS, pursuant to the Stock Purchase Agreement dated as of November 17, 2003 between Holdings, the Acquisition Company Simmons HoldCo and the other sellers party thereto (the "SELLERS"), the Acquisition Company has agreed to purchase from Sellers certain of the common stock of Simmons HoldCo (the ACQUISITION ),

                  WHEREAS immediately following with the consummation of the Acquisition, (i) Acquisition Company will merge with and into Simmons HoldCo with Simmons HoldCo being the surviving corporation (the "FIRST Merger"), and
(ii) immediately after the First Merger, Pre-Merger Simmons, a wholly-owned subsidiary of Simmons HoldCo, will merge with and into Simmons HoldCo (the "SECOND MERGER", and together with the First Merger, the "MERGERS'), with Simmons HoldCo being the surviving corporation, changing its name to "SIMMONS COMPANY" and a wholly-owned subsidiary of Holdings (such surviving is referred to herein as "POST-MERGER SIMMONS ), and

                  WHEREAS, this Assumption Agreement is executed and delivered pursuant to the Credit Agreement

                  NOW, THEREFORE, IT IS AGREED

                  (i) Credit Agreement By executing and delivering this Assumption Agreement and after giving effect to the Acquisition and the Mergers Post-Merger Simmons hereby assumes all rights, title, interests, obligations and liabilities of all and whatever nature of the Acquisition Company under the Credit Agreement, the Notes, the Security Agreement and each of the other Credit Documents (in furtherance of and in addition to, and not in lieu of any assumption or deemed assumption by operation of law) from and after the date hereof with the same force and effect as if originally the Company" as such term is defined under the Credit Agreement and a ' Grantor" under the Security Agreement and, to the extent the Acquisition Company was a party thereto, each other Credit Document Without limiting the generality of the foregoing, Post-Merger Simmons hereby expressly agrees to observe and perform and be bound by all of the terms covenants representations, warranties and agreements contained in the Credit Agreement and each other Credit Document delivered thereunder which are binding upon, and to be observed or performed by, the Acquisition Company Post-Merger Simmons hereby ratifies and confirms the validity of, and all of its obligations and liabilities (including the Obligations) under, the Credit Agreement and such other Credit Documents Post-Merger Simmons hereby

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represents and warrants that after giving effect to this Assumption Agreement, each of the representations and warranties contained in Section 4 of the Credit Agreement is true and correct in all material respects on and as of the date hereof

                  (ii) Guaranty of Credit Agreement By executing and delivering this Assumption Agreement and after giving effect to the Acquisition each of Simmons HoldCo Pre-Merger Simmons and the Guarantors agree (a) that by the execution and delivery hereof each such Person hereby becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof (b) agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due whether at stated maturity, by required prepayment declaration, acceleration demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) and in accordance with Section 7 of the Credit Agreement, (c) confirms its obligations as a "Grantor" under the Security Agreement and each other Credit Document, and (d) represents and warrants that each of the representations and warranties set forth in Section 4 of the Credit Agreement is true and correct in all material respects both before and after giving effect to this Assumption Agreement

                  (iii) Term Loan Agreement By executing and delivering this Assumption Agreement, and after giving effect to the Acquisition and the Mergers, Post-Merger Simmons hereby assumes all rights, title, interests obligations and liabilities of all and whatever nature of the Acquisition Company under the Term Loan Agreement, the Notes and each of the other Credit Documents (in furtherance of and in addition to, and not in lieu of, any assumption or deemed assumption by operation of law) from and after the date hereof with the same force and effect as if originally the "Company' as such term is defined under the Term Loan Agreement and, to the extent the Acquisition Company was a party thereto, each other Credit Document Without limiting the generality of the foregoing Post-Merger Simmons hereby expressly agrees to observe and perform and be bound by all of the terms, covenants, representations, warranties and agreements contained in the Term Loan Agreement and each other Credit Document delivered thereunder which are binding upon, and to be observed or performed by, the Acquisition Company Post-Merger Simmons hereby ratifies and confirms the validity of, and all of its obligations and liabilities (including the Obligations) under, the Term Loan Agreement and such other Credit Documents Post-Merger Simmons hereby represents and warrants that after giving effect to this Assumption Agreement each of the representations and warranties contained in Section 4 of the Term Loan Agreement is true and correct in all material respects on and as of the date hereof

                  (iv) Guaranty of Term Loan Agreement By executing and delivering this Assumption Agreement and after giving effect to the Acquisition, each of Simmons HoldCo Pre-Merger Simmons and the Guarantors agree (a) that by the execution and delivery hereof each such Person hereby becomes a Guarantor under the Term Loan Agreement and agrees to be bound by all of the terms thereof, (b) agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) and in accordance with Section 7 of the Term Loan Agreement, and (c) represents and warrants that each of the representations and warranties set forth in Section 4 of the Term Loan Agreement is true and correct in all material respects both before and after giving effect to this Assumption Agreement

                  (v) Effect on the Credit Agreement, the Term Loan Agreement and Credit Documents On and after the effectiveness of this Assumption Agreement and after giving effect to the Mergers, each reference in each of the Credit Agreement, the Term Loan Agreement and each other Credit Document (as such term is defined in each of the Credit Agreement and the Term Loan Agreement) to the Company," or words to that effect shall mean and be a reference to

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Post-Merger Simmons and Post-Merger Simmons shall be the Company" for all purposes of the Credit Agreement, the Term Loan Agreement and the other Credit Documents (as such term is defined in each of the Credit Agreement and the Term Loan Agreement)

                  (vi) Governing Law This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York

                  (vii) Credit Document This Agreement shall constitute a Credit Document

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                IN WITNESS WHEREOF, the undersigned has caused this Assumption
Agreement to be duly executed and delivered as of the date first above written

                                             SIMMONS HOLDINGS, INC

                                             By /s/ William S. Creekmuir
                                                ------------------------------
                                             Name William S. Creekmuir
                                             Title

                                             SIMMONS COMPANY

                                             By /s/ William S. Creekmuir
                                                ------------------------------
                                             Name William S. Creekmuir
                                             Title

                                             THE SIMMONS MANUFACTURING CO , LLC

                                             By /s/ William S. Creekmuir
                                                ------------------------------
                                             Name William S. Creekmuir
                                             Title

                                             GALLERY CORP

                                             By /s/ William S. Creekmuir
                                                ------------------------------
                                             Name William S. Creekmuir
                                             Title

                                             WORLD OF SLEEP OUTLETS LLC

                                             By /s/ William S. Creekmuir
                                                ------------------------------
                                             Name William S. Creekmuir
                                             Title

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                                        SIMMONS CONTRACT SALES, LLC

                                        By /s/ William S. Creekmuir
                                           -------------------------------------
                                        Name  William S. Creekmuir
                                        Title

                                        WINDSOR BEDDING CO LLC

                                        By /s/ William S. Creekmuir
                                           -------------------------------------
                                        Name  William S. Creekmuir
                                        Title

                                        SC HOLDINGS, INC

                                        By /s/ William S. Creekmuir
                                           -------------------------------------
                                        Name  William S. Creekmuir
                                        Title

                                        SLEEP COUNTRY USA, INC

                                        By /s/ William S. Creekmuir
                                           -------------------------------------
                                        Name  William S. Creekmuir
                                        Title

                                        DREAMWELL, LTD

                                        By /s/ William S. Creekmuir
                                          --------------------------------------
                                        Name  William S. Creekmuir
                                        Title

                                        SIMMONS CAPITAL MANAGEMENT, LLC

                                        By /s/ William S. Creekmuir
                                           -------------------------------------
                                        Name  William S. Creekmuir
                                        Title

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Acknowledged

THL SC BEDDING COMPANY

By /s/ William S. Creekmuir
   -------------------------------------
Name  William S. Creekmuir
Title

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DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By /s/ Mary Kay Coyle
----------------------------------------
Name Mary Kay Coyle
     Managing Director

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